Spectrum Low Volatility Fund
Portfolio of Investments (Unaudited)
December 31, 2020

Shares						Value
	MUTUAL FUNDS - 54.84%
	DEBT FUNDS - 42.67%
3,598,349	AlphaCentric Income Opportunities Fund - Class I					$ 39,689,794
2,323,889	BlackRock High Yield Bond Portfolio - Institutional Class					18,103,100
3,621,778	Braddock Multi-Strategy Income Fund - Institutional Class					25,968,152
934,856	Cohen & Steers Preferred Securities and Income Fund, Inc. - Class F					13,471,269
3,282,112	Columbia Mortgage Opportunities Fund - Class I3					34,035,499
1,355,452	PIMCO Income Fund - Institutional Class					16,414,518
						147,682,332
	MUNICIPAL FUNDS - 12.17%
3,398,378	Invesco Rochester Municipal Opportunities Fund - Class Y
852,403	Nuveen High Yield Municipal Bond Fund - Class I					27,085,069
						15,027,860
						42,112,929

	TOTAL MUTUAL FUNDS (Cost - $179,921,865)					189,795,261

	SHORT-TERM INVESTMENTS - 37.66%
	MONEY MARKET FUND - 37.66%
130,329,962	Fidelity Investments Money Market Funds - Government Portfolio - Class I - 0.01% (a)					130,329,962
	TOTAL SHORT-TERM INVESTMENTS (Cost - $130,329,962)

	TOTAL INVESTMENTS - 92.50% (Cost - $310,251,827)					$ 320,125,223
	OTHER ASSETS IN EXCESS OF LIABILITIES - 7.50%					25,946,395
	NET ASSETS - 100.0%					$ 346,071,618

(a) Money market fund; interest rate reflects seven-day effective yield on December 31, 2020.

TOTAL RETURN SWAPS
Number of Shares	Reference Entity	Notional Value at December 31, 2020	Interest Rate Payable (1)	Termination Date	Counterparty	Unrealized Appreciation
1,187,808	AlphaCentric Income Opportunities Fund	$ 13,101,518	3-Mth USD_LIBOR plus 185 bp	6/30/2022	BRC	$ -
3,154,574	Credit Suisse Floating Rate High Income Fund	20,536,278	3-Mth USD_LIBOR plus 185 bp	6/30/2022	BRC	-
3,659,407	Eaton Vance Floating-Rate Advantaged Fund	38,131,020	3-Mth USD_LIBOR plus 185 bp	6/30/2022	BRC	-
766,500	Invesco Senior Loan ETF	17,077,620	1-Mth USD_LIBOR plus 35 bp	5/20/2021	CS	56,705
909,843	Guggenheim Floating Rate Strategies Fund	22,464,020	3-Mth USD_LIBOR plus 185 bp	6/30/2022	BRC	-
471,700	iShares iBoxx High Yield Bond ETF	41,179,410	1-Mth USD_LIBOR plus 35 bp	5/20/2021	CS	617,370
223,200	iShares JPMorgan USD Emerging Markets Bond ETF	25,871,112	1-Mth USD_LIBOR plus 35 bp	5/20/2021	CS	554,359
2,711,730	Nuveen Preferred Securities & Income Fund	47,645,091	3-Mth USD_LIBOR plus 185 bp	6/30/2022	BRC	-
1,051,696	PIMCO Dynamic Bond Fund	11,368,835	3-Mth USD_LIBOR plus 185 bp	6/30/2022	BRC	-
1,411,983	PIMCO High Yield Municipal Bond Fund	13,625,638	3-Mth USD_LIBOR plus 185 bp	6/30/2022	BRC	-
1,252,610	PIMCO High Yield Spectrum Fund	12,576,200	3-Mth USD_LIBOR plus 185 bp	6/30/2022	BRC	-
1,041,845	PIMCO Income Fund	12,616,738	3-Mth USD_LIBOR plus 185 bp	6/30/2022	BRC	-
1,047,359	PIMCO International Bond Fund	11,615,209	3-Mth USD_LIBOR plus 185 bp	6/30/2022	BRC	-
2,004,486	PIMCO Preferred and Capital Securities Fund	22,069,389	3-Mth USD_LIBOR plus 185 bp	6/30/2022	BRC	-
141,700	SPDR Bloomberg Barclays High Yield Bond ETF	15,436,798	1-Mth USD_LIBOR plus 35 bp	5/20/2021	CS	76,220
						$ 1,304,654
BRC - Barclays Capital Inc.
CS - Credit Suisse Securities (Europe) Limited
ETF - Exchange Traded Fund
LIBOR - London Interbank Offered Rate
(1) Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus or minus a specified spread.

Spectrum Advisors Preferred Fund
Portfolio of Investments (Unaudited)
December 31, 2020

Shares						Value
	EXCHANGE TRADED FUNDS - 25.98%
	DEBT FUNDS - 13.76%
11,800	iShares Core U.S. Aggregate Bond ETF					$ 1,394,642
9,500	iShares JPMorgan USD Emerging Market Bond ETF					1,101,145
						2,495,787
	EQUITY FUND - 6.22%
29,300	iShares Preferred & Income Securities ETF					1,128,343

	MUNlCIPAL FUND - 6.00%
9,300	iShares National Muni Bond ETF					1,089,960

	TOTAL EXCHANGE TRADED FUNDS (Cost - $4,618,796)					4,714,090

	MUTUAL FUNDS - 23.76%
	DEBT FUNDS - 23.76%
204,244	Braddock Multi-Strategy Income Fund - Institutional Class					1,464,429
830,340	Wells Fargo High Yield Bond Fund- Institutional Class					2,848,067
	TOTAL MUTUAL FUNDS (Cost - $4,041,936)					4,312,496

	SHORT-TERM INVESTMENTS - 31.00%
	MONEY MARKET FUNDS - 31.00%
2,812,989	Fidelity Investments Money Market Funds - Government Portfolio - Class I - 0.01% (a)					2,812,989
2,812,989	First American Government Obligations Fund - Class Z - 0.03% (a)					2,812,989
	TOTAL SHORT-TERM INVESTMENTS (Cost - $5,625,978)					5,625,978

	TOTAL INVESTMENTS - 80.74% (Cost - $14,286,710)					$ 14,652,564
	OTHER ASSETS IN EXCESS OF LIABILITIES - 19.26%					3,496,259
	NET ASSETS - 100.0%					$ 18,148,823

ETF - Exchange Traded Fund
(a) Money market fund; interest rate reflects seven-day effective yield on December 31, 2020.

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts		Expiration	Notional Value at December 31, 2020		Unrealized Appreciation
20	NASDAQ 100 E-Mini Index		Mar-21	$ 5,154,200		$ 73,262
52	Russell 2000 Index E-Mini		Mar-21	5,134,480		167,180
23	S&P 500 Index E-Mini		Mar-21	4,311,120		108,675
	TOTAL FUTURES CONTRACTS					$ 349,117

TOTAL RETURN SWAPS
Number of		Notional Value at		Termination		Unrealized Appreciation (Depreciation)
Shares	Reference Entity	December 31, 2020	Interest Rate Payable (i)	Date	Counterparty
2,694	Analog Devices, Inc.	$ 397,985	1-Mth USD_LIBOR plus 35 bp	2/16/2022	CS	$ 19,164
1,274	Autodesk, Inc.	389,003	1-Mth USD_LIBOR plus 35 bp	2/16/2022	CS	24,835
870	Broadcom, Inc.	380,930	1-Mth USD_LIBOR plus 35 bp	2/16/2022	CS	20,657
2,511	CDW Corp.	330,925	1-Mth USD_LIBOR plus 35 bp	2/16/2022	CS	(1,527)
3,507	Expedia Group, Inc.	464,327	1-Mth USD_LIBOR plus 35 bp	2/16/2022	CS	27,696
473	Intuitive Surgical, Inc.	386,961	1-Mth USD_LIBOR plus 35 bp	2/16/2022	CS	30,735
3,366	Marriot International	444,043	1-Mth USD_LIBOR plus 35 bp	2/16/2022	CS	7,424
3,030	Microchip Tech	418,473	1-Mth USD_LIBOR plus 35 bp	2/16/2022	CS	6,602
2,135	NXP Semiconductors NV	339,486	1-Mth USD_LIBOR plus 35 bp	2/16/2022	CS	3,516
3,751	Paychex, Inc.	349,518	1-Mth USD_LIBOR plus 35 bp	2/16/2022	CS	(4,015)
2,168	Skyworks Solutions, Inc.	331,444	1-Mth USD_LIBOR plus 35 bp	2/16/2022	CS	16,920
2,132	Texas Instruments, Inc.	349,925	1-Mth USD_LIBOR plus 35 bp	2/16/2022	CS	6,140
						$ 158,147

CS - Credit Suisse Securities (Europe) Limited
LIBOR - London Interbank Offered Rate
(i) Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.

Spectrum Funds
Portfolio of Investments (Unaudited) (Continued)
December 31, 2020

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Futures are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Swaps are valued based upon prices from third party vendor models or quotations from market makers to the extent available.   Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser.  The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results produces reliable results.

Valuation of Fund of Funds - The Fund may invest in open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their funds for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Fair Valuation Process.  As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser or Sub-Adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the Adviser or Sub-Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Adviser or Sub-Adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The notional value of swaps and the unrealized appreciation on futures disclosed in the Portfolio of Investments at December 31, 2020 are a reflection of the volume of derivative activity for the Funds.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of input are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, price for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Spectrum Funds
Portfolio of Investments (Unaudited) (Continued)
December 31, 2020

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of December 31, 2020 for the Funds' assets and liabilities measured at fair value:

Spectrum Low Volatility Fund

Assets *	Level 1		Level 2	Level 3	Totals
Mutual Funds	$ 189,795,261		$ -	$ -	$189,795,261
Money Market Fund	130,329,962		-	-	130,329,962
Total Assets:	$ 320,125,223		$ -	$ -	$320,125,223
Derivatives:
Swaps	$ -		$ 1,304,654	$ -	$ 1,304,654
Total Derivative Assets	$ -		$ 1,304,654	$ -	$ 1,304,654

Spectrum Advisors Preferred Fund

Assets *	Level 1		Level 2	Level 3	Totals
Exchange Traded Funds	$ 4,714,090		$ -	$ -	$ 4,714,090
Mutual Funds	4,312,496		-	-	4,312,496
Money Market Funds	5,625,978		-	-	5,625,978
Total Assets:	$ 14,652,564		$ -	$ -	$ 14,652,564
Derivatives:
Futures Contracts	$ 349,117		$ -	$ -	$ 349,117
Swaps			158,147	-	158,147
Total Derivative Assets	$ 349,117		$ 158,147	$ -	$ 507,264

* Refer to the Portfolio of Investments for sector classifications.
The Funds did not hold any Level 3 securities during the period.

Swap Contracts - Each Fund is subject to equity price risk and interest rate risk in the normal course of pursuing its investment objective. The Funds have entered into various swap transactions for investment purposes or to manage interest rate, equity, or credit risk. These would typically be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) typically earned or realized on particular pre-determined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector).  Most equity swap agreements entered into by a Fund calculate the obligations of the parties on a “net basis”.  Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party.  A Fund’s obligations are accrued daily (offset by any amounts owed to a Fund).

Spectrum Funds
Portfolio of Investments (Unaudited) (Continued)
December 31, 2020

The Funds may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which a Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements in instances where the Adviser or Sub-Adviser believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. The maximum pay-outs for these contracts are limited to the notional amount of each swap. The Fund collateralizes swap agreements with cash and certain securities. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Fund are regularly collateralized either directly with the Fund or in a segregated account at the Custodian. A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral is insufficient. The Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Adviser. The financial statements of these counterparties may be available by accessing the SEC’s website, at www.sec.gov. At December 31, 2020, the unrealized appreciation on swap contracts in the Spectrum Low Volatility Fund and Spectrum Advisor Preferred Fund amounted to $1,228,434 and $158,147, respectively, such appreciation was subject to interest rate, credit risk and equity risk.

Futures Contracts – The Funds are subject to equity risk in the normal course of pursuing its investment objective. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Funds' basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate cash having a value at least equal to the amount of the current obligation under any open futures contract. With futures, there is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. At December 31, 2020, the unrealized appreciation on futures contracts in the Spectrum Advisors Preferred Fund amounted to $349,117, such appreciation was subject to equity risk .

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of the underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Underlying Investment in Other Investment Companies

The Spectrum Low Volatility Fund ("SLV Fund") currently invest a portion of its assets in the Fidelity Investments Money Market Funds - Government Portfolio (“Fidelity”). The SLV Fund may redeem its investment from Fidelity at any time if the Advisor determines that it is in the best interest of the SLV Fund and its shareholders to do so. The performance of the SLV Fund will be directly affected by the performance of Fidelity. The financial statements of the Fidelity, including its portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with SLV Fund’s portfolio of investments. As of December 31, 2020, the percentage of the SLV Fund’s net assets invested in Fidelity was 37.7%.

The identified cost of investments in securities owned by the Funds for federal income tax purposes and their respective gross unrealized appreciation and depreciation at December 31, 2020 were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Spectrum Low Volatility Fund	$ 310,251,827	$ 9,873,396	$ -	$ 9,873,396
Spectrum Advisors Preferred Fund	14,294,834	357,730	-	357,730